Exhibit 21.1

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	State or Country of Incorporation
ACT (GER) QRS 15-58, Inc.	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	Germany
ADS2 (CA) QRS 11-41, Inc.	California
ADVA 15 (GA) LLC	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	Delaware
AMPD (DE) Limited Partnership	Delaware
AMPD GP (DE) QRS 15-35, Inc.	Delaware
AMPD LP (DE) Trust	Maryland
Auto (FL) QRS 11-39, Inc.	Florida
Autopress (GER) LLC	Delaware
BBA Invest SCI	France
BBA-2 EURL	France
BBA-I SARL	France
Beaver MM (POL) QRS 15-86, INC.	Delaware
Belgov (DE) QRS 15-66, Inc.	Delaware
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
BN (CT) QRS 11-57, INC.	Delaware
BN (MA) QRS 11-58, Inc.	Delaware
Bolder (CO) QRS 11-44, Inc.	Delaware
Bolt (DE) Limited Partnership	Delaware
Bolt (DE) QRS 15-26, Inc.	Delaware
Bolt (DE) Trust	Maryland
Bone (DE) QRS 15-12, Inc.	Delaware
Bos Club LL (MA) LLC	Delaware
Bos Club Manager (MA) QRS 15-93, Inc.	Delaware
Bradford Jersey Limited	United Kingdom
Brelade Holdings Ltd.	Cyprus
BRY-PL (DE) Limited Partnership	Delaware
BRY-PL (MD) Trust	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	Delaware
Cards (CA) QRS 11-37, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey Finance SARL	Luxembourg
Carlog 1 SARL	France
Carlog 2 SARL	France
Carlog SCI	France
CC (ILVA) Trust	Maryland
CCARE (Multi) GP QRS 11-60, Inc.	Delaware
CCARE (Multi) Limited Partnership	Delaware
CFP (MD) QRS 11-30, Inc.	Maryland
CFP (MD) QRS 11-33, Inc.	Maryland
CFP Associates	Kentucky
CIP Acquisition Incorporated	Maryland
Containers (DE) Limited Partnership	Delaware
Containers (DE) QRS 15-36, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
CV GP (Dutch) QRS 15-101, Inc.	Delaware
Dan (FL) QRS 15-7, Inc.	Delaware
DCNETH Landlord (NL) LLC	Delaware
DCNETH Member (NL) QRS 15-102, Inc	Delaware
Delaware Chip LLC	Delaware
Delmo (DE) QRS 11/12-1, Inc.	Delaware
Delmo (PA) QRS 11-36	Pennsylvania
Delmo 11/12 (DE) LLC	Delaware
Dfence (Belgium) 15 Sprl	Belgium
Dfence (Belgium) 15-16 Sprl	Belgium
Dfend 15 LLC	Delaware
DIY (Poland) Sp. Zoo	Poland
DSG (IN) QRS 15-44, Inc.	Delaware
EL Purchaser (CA) QRS 15-85, Inc.	Delaware
Energy (NJ) QRS 15-10, Inc.	Delaware
Engines (Ger) QRS 15-90, Inc.	Delaware
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Finit (FI) LLC	Delaware
Fit (CO) QRS 15-59, Inc.	Delaware
GAL III (IN) QRS 15-49, Inc.	Delaware
GAL III (NJ) QRS 15-45, Inc.	Delaware
GAL III (NY) QRS 15-48, Inc.	Delaware
GB-ACT (GER) Limited Partnership	Delaware
Gearbox (GER) QRS 15-95, Inc.	Delaware
Gift (VA) LLC	Delaware
Gift (VA) QRS 15-43, Inc.	Delaware
GR (TX) GP QRS 11-67, Inc.	Delaware
GR (TX) Trust	Maryland
GRC (TX) Limited Partnership	Delaware
GRC (TX) QRS 15-47, Inc.	Delaware
GRC (TX) Trust	Maryland
GRC-II (TX) Limited Partnership	Delaware
GRC-II (TX) QRS 15-80, Inc.	Delaware
GRC-II (TX) Trust	Maryland
GS Landlord (MI) LLC	Delaware
GS Member (Mi) QRS 15-89, Inc.	Delaware
H2 Investor (GER) QRS 15-91, Inc.	Delaware
H2 Lender (GER) QRS 15-92, Inc.	Delaware
Hammer (De) LP QRS 15-33, Inc.	Delaware
Hammer (DE) QRS 15-32, Inc.	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	Germany
Hinck 15 LP (DE) QRS 15-84, Inc.	Delaware
Hinck Equity, LLC	Delaware
Hinck Landlord (DE) Limited Partnership	Delaware
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
Hoe Management GmbH	Germany
Hum (DE) QRS 11-45, Inc.	Delaware
ICG (TX) LP	Delaware
ICG-GP (TX) QRS 15-3, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
ICG-LP (TX) Trust	Maryland
ISA Jersey QRS 11-51, Inc.	Delaware
Kiinteisto Oy Tietoie 6	Finland
Kiinteisto Oy Tietokilo 1-2	Finland
Labrador (AZ) LP	Delaware
Learn (IL) QRS 11-53, Inc.	Delaware
Linden (GER) LLC	Delaware
Logic (UK) QRS 11-49, Inc.	Delaware
LT Fitness (DE) QRS 15-53, Inc.	Delaware
Map Invest 1 SARL	France
Map Invest 2 SARL	France
Map Invest SCI	France
Mapi Invest SPRL	Belgium
MAPI Invest SPRL-Carrefour	France
MAPI Invest SPRL-Medica France	France
Mapinvest Delaware LLC	Delaware
Marcourt Investments Incorporated	Maryland
Master (DE) QRS 15-71, Inc.	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	Delaware
Mechanic (AZ) QRS 15-41, Inc.	Delaware
Medi (PA) Limited Partnership	Delaware
Medi (PA) QRS 15-21, Inc.	Delaware
Medi (PA) Trust	Maryland
Metal (GER) QRS 15-94, Inc.	Delaware
Micro (CA) QRS 11-43, Inc.	Delaware
MM (UT) QRS 11-59, Inc.	Delaware
Module (DE) Limited Partnership	Delaware
Mons (DE) QRS 15-68, Inc.	Delaware
Neoserv (CO) QRS 10-13, Inc.	Colorado
Neoserv (CO) QRS 11-8, Inc.	Colorado
One Cabin Interior (FL) QRS 15-9, Inc.	Delaware
Optical (CA) QRS 15-8, Inc.	Delaware
Overtape (CA) QRS 15-14, Inc.	Delaware
OX (AL) LLC	Delaware
OX-GP (AL) QRS 15-15, Inc.	Delaware
Pem (MN) QRS 15-39, Inc.	Delaware
Pet (TX) GP QRS 11-62, INC.	Delaware
Pet (TX) LP	Delaware
Pet (TX) Trust	Maryland
Plano (TX) QRS 11-7, Inc.	Texas
Plastic (DE) Limited Partnership	Delaware
Plastic (DE) QRS 15-56, Inc.	Delaware
Plastic (DE) Trust	Maryland
Plex (WI) QRS 11-56, Inc.	Delaware
Plex Trust (MD)	Maryland
Plum (DE) QRS 15-67, Inc.	Delaware
Pohj Landlord (Finland) LLC	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	Delaware
Pol (NC) QRS 15-25, Inc.	Delaware
Pol-Beaver LLC	Delaware
QRS 10 Two (IL) Inc.	Delaware
QRS 10-5 (OH), Inc.	Ohio

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
QRS 11-29 (TX), Inc.	Texas
QRS 15-Paying Agent, Inc.	Delaware
QS ARK (DE) QRS 15-38, Inc.	Delaware
Rails (UK) QRS 15-54, Inc.	Delaware
RII (CA) QRS 15-2, Inc.	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	Delaware
Scan (OR) QRS 11-47, Inc.	Delaware
Semer Unternehmensverwaltung GmbH & Co. KG	Germany
SF (TX) GP QRS 11-61, INC.	Delaware
SF (TX) LP	Delaware
SF (TX) Trust	Maryland
SFC (TN) QRS 11-21, Inc.	Tennessee
Shaq (DE) QRS 15-75, Inc.	Delaware
Shovel Management GmbH	Germany
Sport (MI) QRS 15-40, Inc.	Delaware
ST (TX) GP QRS 11-63, INC.	Delaware
ST (TX) LP	Delaware
ST (TX) Trust	Maryland
Stor-Move UH 15 Business Trust	Massachusetts
Sunny Chip 15 LLC	Delaware
Suspension (DE) QRS 15-1, Inc.	Delaware
Talaria Holdings LLC	Delaware
Thal Dfence Conflans SCI	France
Tissue SARL	France
Tito (FI) QRS 15-81, Inc.	Delaware
Toys (NE) QRS 15-74, Inc.	Delaware
UH Storage (DE) Limited Partnership	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	Delaware
UK Logic LLC	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	Delaware
Unitech (Il) LLC	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	Delaware
Uni-Tech (PA) Trust	Maryland
Uni-Tech (PA), L.P.	Delaware
UTI (IL) GP QRS 11-69, INC.	Delaware
UTI (IL) LP	Delaware
UTI (IL) TRUST	Maryland
Wadd-II (TN) LP	Delaware
Wadd-II GP (TN) QRS 15-19, INC.	Delaware
Weg (GER) QRS 15-83, Inc.	Delaware
Wegell GmbH & Co. KG	Germany
Wegell Verwaltungs GmbH	Germany
Wgn (GER) LLC	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	Delaware
Wisco (WI) LP	Delaware
Wolv (DE) LP	Delaware
Wolv Trust	Maryland
World (DE) QRS 15-65, Inc.	Delaware
Wrench (DE) Limited Partnership	Delaware
Wrench (DE) QRS 15-31, Inc.	Delaware
Wrench (DE) Trust	Maryland
Zylinderblock (Ger) LLC	Delaware